SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Check the appropriate box:

[_]  Preliminary Information Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

                            Burgers By Farfour, Inc.
                         -----------------------------
                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee required.

[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.


(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

     [_]  Fee paid previously with preliminary materials

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                            Burgers By Farfour, Inc.
                              6166-1 Riverwalk Lane
                                Jupiter, FL 33458

        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD May 17, 2003

                                                                Jupiter, Florida
                                                                     May 7, 2003

TO OUR STOCKHOLDERS:

     An annual meeting of the Stockholders (the "Annual Meeting") of Burgers By Farfour, Inc., a Florida corporation (the "Company"), will be held at 203 Royal Poinciana Way, Palm Beach, FL 33480 on May 17, 2003 at 10:00 a.m. (local time) for the following purposes:

1. To elect directors to the Company's Board of Directors, to hold office until her successor is elected and qualified or until earlier resignation or removal (Proposal No.1);
2. To appoint Durland & Co. CPAs, P.A. as the Company's independent auditors for the fiscal year ending December 31, 2003 (Proposal No. 2); and
3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     As a matter of regulatory compliance we are sending you this Information Statement which describes the purpose and provisions of the above Actions.


                                               For the Board of Directors of
                                               Burgers By Farfour, Inc.

                                                /s/ Lauren Farfour
                                               --------------------------------
                                               Lauren Farfour, President

                            Burgers By Farfour, Inc.
                              6166-1 Riverwalk Lane
                                Jupiter, FL 33458


                              INFORMATION STATEMENT

                       WE ARE NOT ASKING YOU FOR A PROXY,
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

     This Information Statement is being furnished to the stockholders of Burgers By Farfour, Inc., a Florida corporation, in connection with the adoption of the two Actions outlined above by the holders of a majority of the Company's issued and outstanding shares of common stock, par value $0.001 per share ("Common Stock"). The Company's Board of Directors, on May 7, 2003, approved such Actions and recommended that the Actions be approved by our stockholders. The Company anticipates that the Actions will take place on or about May 17, 2003, immediately following approval by shareholders and in no event later than December 31, 2003 (the "Effective Date").

     We propose to first send this Information Statement to our stockholders on May 7, 2003. The record date established by us for purposes of determining (i) our stockholders entitled to vote for or against the adoption of the Actions,
(ii) the number of outstanding shares of our Common Stock, and (iii) our stockholders entitled to receive this Information Statement, was May 7, 2003 (the "Record Date").

EXECUTIVE OFFICES

     Our principal executive offices are located at 6166-1 Riverwalk Lane, Jupiter, FL 33458. Our telephone number is (561) 832-1919.

OUTSTANDING COMMON STOCK OF BURGERS BY FARFOUR, INC.

     As of the Record Date, there were 1,980,300 shares of our Common Stock issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders.

     The following table sets forth Common Stock ownership information as of the Record Date with respect to (i) each person known to us to be the beneficial owner of more than 5% of our issued and outstanding Common Stock; (ii) each of our directors and executive officers; and (iii) all of our directors and executive officers as a group. Unless otherwise indicated, the business address of each person listed is 6166-1 Riverwalk Lane, Jupiter, FL 33458.

Name and Address of           Title of     Amount and Nature of     Percent of
Beneficial Owner               Class         Beneficial Owner           Class
------------------------------------------------------------------------------
Lauren Farfour                 Common        1,750,000                  88.4%

All officers and directors
as a group (1 person)          Common        1,750,000                  88.4%

Frank G. Dickey                Common          200,000                  10.1%
--------------------

     Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     On May 7, 2003, our Board of Directors voted unanimously to authorize and recommend that our stockholders approve election of the current director of the Company for an additional term of one year or until her successors are elected or approved.

     Following is information about Ms. Farfour, including biographical data for at least the last five years. Should Ms. Farfour become unavailable to accept nomination or election as a director, she, as sole director, may appoint someone to fill the vacancy.

     The Board has long adhered to governance principles designed to assure the continued vitality of the Board and excellence in the execution of its duties. Accordingly, directors are sometimes compensated for their service to the Company pursuant to the terms of their employment agreements, if applicable. The Board is responsible for supervision of the overall affairs of the Company. Following the Annual Meeting, the Board will consist of one director. The term of the director continues until the next annual meeting or until successors are elected. The nominee for director is:

Lauren Farfour, sole officer and director

Lauren Farfour, age 30, resides at 6166-1 Riverwalk Lane, Jupiter, FL 33458. She holds a Bachelor of Arts degree from the University of North Carolina at Chapel Hill, Chapel Hill, NC, graduating in1994. Upon graduation she became Managing Partner/Business Manager of Clarence Foster's Restaurant & Bar, Wrightsville Beach, NC, supervising a staff of approximately 50 employees, coordinating and carrying out special events and private parties and handling all financial aspects of the business including accounts payable, accounts receivable, payroll, taxes, monthly bank reconciliation and profit and loss reports. Ms. Farfour resigned from this employment to accept a Marketing Associate position in 1999 at Sysco Food Services of Charlotte, Wilmington, NC, in which position she serviced existing accounts, processed orders, collections and developed information with respect to company product lines. Such employment also included expanding current territory by identifying potential customers, and setting up new accounts. Upon termination of this employment, Ms. Farfour accepted a position in 2000 with DP Martin & Associates, Inc., Palm Beach, FL, relocating for personal reasons. Her current position is Vice President of Marketing/Director of Finance where she is responsible for marketing and promoting clients in an investor relations firm, and maintaining a database of over 50,000 investors. In this position, she also handles all in-house accounting responsibilities for the firm, prepares comprehensive budgets, business plans and constantly evaluates the current business structure.

     Approval of this proposal requires a favorable majority vote of the shares of the Company issued and outstanding as of the Record Date.

                                 PROPOSAL NO. 2
                       APPOINTMENT OF INDEPENDENT AUDITORS

     On May 7, 2003, our Board of Directors voted unanimously to appoint Durland & Co. CPAs, P.A. as the Company's independent auditors for the fiscal year ending December 31, 2003.

     Durland & Co. CPAs, P.A. has served as the Company's independent auditors since July 31, 2001 (inception).

     A representative of Durland & Co. CPAs, P.A. is not expected to be present at the Annual Meeting.

AUDIT FEES

     Fees related to the services performed by Durland & Co. CPAs, P.A. for the year ended December 31, 2002 were $4,500.

ALL OTHER FEES

     Fees related to the services performed by Durland & Co. CPAs, P.A. other than the services described above in audit fees, principally tax services and other SEC filing requirements and matters were $0.

BY ORDER OF THE BOARD OF DIRECTORS



                                    /s/ Lauren Farfour
                                    -----------------------------------------
                                    Lauren Farfour, sole officer and director